Exhibit 32.3
CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
I, William I Jacobs, certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
i.The accompanying Annual Report on Form 10-K/A for the year ended December 31, 2025 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
ii.The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Green Dot Corporation.

Date:	April 30, 2026	By:	/s/ William I Jacobs
		Name:	William I Jacobs
Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.